                                                                    EXHIBIT 10.7

To: Delano Technology Inc. ("Delano")

From: MGI Software Corp. ("MGI")

     1. MGI owns 30 work stations at 40 West Wilmot St. Richmond Hill, units 4,5,6,8,9.

     2. MGI hereby grants to Delano a right of first refusal to purchase the work stations from MGI.

      Delano Tenant shall have the continuing right of first refusal to purchase up to 30 work stations (the "Right of First Refusal") that may subject to a bona fide, third party offer to purchase (the "Offer") under the same terms and conditions of such Offer as is acceptable to MGI. MGI agrees to deliver a true copy of any such Offer to MGI. Delano shall have five (5) business days from such delivery within which to exercise the Right of First Refusal. This right may only be exercised, within such time, by Delano delivering a notice in writing of its acceptance to MGI, whereupon a binding agreement to purchase shall exist between MGI and Delano on the terms and conditions contained in the said Offer.

      If Delano shall not so exercise this right of first refusal with respect to a particular Offer, the work stations governed by said Offer may thereafter be sold by MGI to the party identified in said bona fide offer and subject to the terms and conditions contained therein, but not otherwise, and failing sale as aforesaid, the provisions of this section shall apply again. Nothing herein derogates from the rights of Delano with regard to work stations not governed by a particular Offer.

      Delano shall not have the right to assign this Right of First Refusal except in conjunction with a permitted assignment of all its rights under the Lease.

      MGI shall have the right to store the 30 work stations on the premises rented to Delano, rent free, subject to written notice from Delano to remove same. Delano shall provide 60 days notice to MGI requiring removal of the work stations from the premises. Delano shall have the right to use the 30 work stations subject to their sale by MGI after Delano has been offered but declined to exercise, its Right of First Refusal. MGI shall provide 60 days notice to Delano of any sale of the work stations to a third party.

Dated at Toronto, this 16(th) day of December, 98

Delano Technology Corporation

(Signed)

David Latner

Dated at Richmond Hill, this 16(th) day of December, 98

MGI Software Corp.

(Signed)

                       FOR USE IN THE PROVINCE OF ONTARIO

                                 OFFER TO LEASE
                                     (ICI)

TO MGI SOFTWARE CORP. Lessor (Landlord)

I DELANO TECHNOLOGY CORP. Lessee (Tenant) having inspected the premises or plans, hereby offer to lease through LANDSITE REAL ESTATE SERVICES INC. (Listing
Broker) and           (Co-operating Broker), the premises known municipally as
40 WEST WILMOT STREET units 4, 5, 6, 8 & 9 in the TOWN of RICHMOND HILL comprising 15,500 square feet, more or less (as outlined in Schedule
"          " attached hereto) for a term of 2 YEARS from JANUARY 1, 1999 to
DECEMBER 31, 2000 at a rental of $139,500.00 per annum payable $11,625.00 monthly, in advance, on the 1ST day of each month during the said term.

      Cash/Cheque in the amount of $35,934.15 as a deposit, payable to the Listing broker in trust for the Lessor, is submitted ACCEPTANCE (Thereafter/Upon acceptance) to be held pending completion or other termination of this Agreement, and is to be credited on account of 1st and last months net rent & T.M.I. plus G.S.T. rental.

      The lease shall be drawn by the Lessor and executed by the Lessee and the Lessor forthwith subject to minor adjustments as negotiated between the Lessor's and the Lessee's Solicitors, both acting reasonably.

      The premises is to be used for OFFICES. IT IS UNDERSTOOD AND AGREED that
          . This OFFER TO LEASE shall be read as a OFFER TO SUB LEASE, and all references made to the LESSOR and LESSEE shall be read as SUB LESSOR and SUB LESSEE and the term LEASE shall be read as SUB LEASE.

     (1) The Lessee acknowledges that the lease is a net lease to the Lessor and, in addition to the net rent, the Lessee shall pay all additional costs including, but not limited to, realty taxes, business taxes, utility charges, heat, hydro, water, building insurance and all other operating costs as defined in the lease. The estimated T.M.I. for the base year 1998 is $62,000.00 per annum. Notwithstanding the above, repairs of a capital nature, including parking lot repairs and repairs to the roof including the membrane, are the sole responsibility of the Lessor at the Lessor's sole cost.

     (2) It is understood and agreed that, immediately upon acceptance of this Offer To Lease the Lessee shall be granted possession of the demised premises, net rent free to January 31, 1999, subject to T.M.I.

     (3) Provided that the Lessee is not in default under the terms of the original lease, the Lessee shall have the option to renew said lease for a further 1 x 5 year terms on the same terms and conditions, save and except for a further renewal, and the rental rate, which shall be the then current rent for similar location, and on similar lease terms at the time of renewal. Subject to the terms of the head lease (MGI SOFTWARE INC and JBG HOLDINGS).

     (4) Any work carried out by the Lessee, their employees, agents or contractors shall be done in a workmanlike and professional manner.

     (5) The Lessee may make any necessary alterations and improvements to said premises, at his own expense, subject to the Lessor's written consent, and such consent shall not be unreasonably withheld. The Lessee may, however, make any necessary minor internal improvements to said premises, at his own expense, without the Lessor's consent.

     (6) The Lessor warrants that all mechanical, heating, ventilating, air conditioning equipment (HVAC), and electrical equipment will be in good working order, normal wear and tear expected, on or before the occupancy set herein.

      THIS OFFER shall be irrevocable by the LESSOR until 5:00 (p.m.) on the 16th day of December 1998 after which time if not accepted, this offer shall be null and void and all deposit monies paid by the Lessee hereunder shall be refunded without any interest or deduction whatsoever.

      It is further understood that all representations by the Lessor or any of his representatives, are set out in this Agreement.

     The heirs, executors, administrators, successors and assigns of the undersigned are bound by the terms hereof. This Agreement shall be read with such changes of gender or number as may be required by the context.

     DATED at         this 14th day of December 1998


SIGNED SEALED AND DELIVERED    IN WITNESS whereof I have hereunto set my hand and seal:
in the presence of             I have authority to bind the Company

---------------------------    ------------------------------------------------------------
(Witness)                      (Lessee) DELANO TECHNOLOGY  CORP.       (Seal)       (Date)

---------------------------    ------------------------------------------------------------
(Witness)                      (Lessee)                                (Seal)       (Date)


     I hereby accept the above Offer and agree with the above named Listing Broker to pay in consideration of procuring this Offer a commission as per the listing agreement or if no listing agreement exists, commission shall be as follows:

     AS PER AGREEMENT         of the first year's         rental, and         of
the         rental for the balance of the lease, upon the date above set for opening, occupancy, upon signing of a lease, or upon occupancy by the Lessee, whichever occurs first, said commission is then due and payable. If this Offer to Lease contains and OPTION to renew the lease, I agree to pay the said Listing Broker upon the Lessee exercising the said OPTION or any future OPTION a further
commission of         of the said rental payable during such renewal lease. If
this Offer to Lease contains an option to expand during the outlined lease term,
I agree to pay a further commission of         of the said rental payable on the
expansion space upon the Lessee exercising such OPTION.

     When the lease or agreement to lease provides for any periods where no rent or a reduced rent is payable, the commission payable hereunder shall be calculated on the stated rate per annum as if there were no period of free or reduced rent.

     Any deposit in respect of any agreement shall first be applied to reduce the commission payable. Should such amounts paid to you from the deposit or by my solicitor not be sufficient, I shall be liable to pay to you, on demand, any deficiency in commission and taxes owing on such commission. All amounts set out as commission are to be paid plus applicable Goods and Services Tax (G.S.T.) on such commission.

DATED at         this 16th day of DECEMBER 1998


SIGNED SEALED AND DELIVERED  IN WITNESS whereof I have hereunto set my hand and seal:
in the presence of           I have authority to bind the Company

---------------------------  ------------------------------------------------------------
(Witness)                    (Lessee) MGI SOFTWARE CORP.          (Seal)          (Date)

---------------------------  ------------------------------------------------------------
(Witness)                    (Lessee)                             (Seal)          (Date)



--------------------------------------------------------------------------------

                          CONFIRMATION OF PRESENTATION


I hereby acknowledge and confirm the Listing Broker          I hereby acknowledge and confirm the Listing Broker
represents the interests of the                              represents the interests of the
__________________________________ in this transaction.      ________________________________________ in this transaction.
  (Lessor/Lessor and the Lessee)                                      (Lessor/Lessor)

--------------------------------------------------------     -------------------------------------------------------------
Signature of Listing Broker or authorized representative     Signature of Co-operating Broker or authorized representative

LANDSITE REAL ESTATE SERVICES INC.                           LANDSITE REAL ESTATE SERVICES INC.
--------------------------------------------------------     -------------------------------------------------------------
Name of Listing Broker                                       Name of Co-operating Broker

(416) 667-8002                            (416)667-9501      (   )                                       (   )
--------------------------------------------------------     -------------------------------------------------------------
Tel No.                                    FAX No.           Tel No.                                    FAX No.

--------------------------------------------------------------------------------

                                ACKNOWLEDGEMENT



                                                                 I THE UNDERSIGNED hereby acknowledge this date having
I THE UNDERSIGNED hereby acknowledge this date having            received my signed copy of this accepted Offer to Lease
received my signed copy of this accepted Offer to Lease          and authorized the agent to forward a copy to my
and authorized the agent to forward a copy to my solicitor.      solicitor.

-----------------------------------------------------------      -------------------------------------------------------
(Lessor)                              (Date)                     (Lessee)                              (Date)

-----------------------------------------------------------      -------------------------------------------------------
(Lessor)                              (Date)                     (Lessee)                              (Date)

-----------------------------------------------------------      -------------------------------------------------------
(Lessor's address)                                               (Lessee's address)

                              (   )                                                           (   )
-----------------------------------------------------------      -------------------------------------------------------
                              Tel. No.                                                        Tel. No.

-----------------------------------------------------------      -------------------------------------------------------
(Lessor's Solicitor)                                             (Lessee's Solicitor)

-----------------------------------------------------------      -------------------------------------------------------
(Solicitor's Address)                                            (Solicitor's Address)

(   )                                 (   )                      (   )                                 (   )
-----------------------------------------------------------      -------------------------------------------------------
Tel. No.                              FAX No.                    Tel. No.                              FAX No.

--------------------------------------------------------------------------------


                           COMMISSION TRUST AGREEMENT

   The Listing Broker in consideration of the preparation and submission of this agreement, hereby declares that the right to commission, and all amounts payable or paid thereunder are held in trust by the Listing Broker for and on behalf of the Listing Broker and Co-operating Broker as their interest may be.


   --------------------------------------------------------   -------------------------------------------------------------
   Signature of Listing Broker or authorized representative   Signature of Co-operating Broker or authorized representative


                       FOR USE IN THE PROVINCE OF ONTARIO

                              SCHEDULE "A" TO THE
                                 OFFER TO LEASE

This Schedule is attached to and forms part of the OFFER TO LEASE BETWEEN:

      LESSEE, DELANO TECHNOLOGY CORP. and LESSOR, MGI SOFTWARE INC. for the lease of 40 WEST WILMOT STREET

     (7) The Lessee agrees to accept the premises in an as is basis, except for clause 6 above, and remove all debris in the warehouse area and to be left in a broom swept condition.

     (8) The Lessor agrees to sell all the following in the premises at a cost of $4,000.00 payable to the Lessor upon occupancy:

          (a)  work stations X 9

          (b)  all voice and data wiring

          (c)  all racks for networking

          (d)  4 X SML 331 TC HUBS

          (e)  1 X 3 com link 2000

          (f) alarm system, not included in price but available at 20% below any replacement cost.

          (g)  master lock system

     (9) Lessor warrants that to the best of the Lessors knowledge, information and belief, the property has not been contaminated by any dangerous, toxic or hazardous substances or contaminants as per the Environmental Protection Act R.S.O. 1990, as amended.

     (10) The Lessee may install in, upon, or about the said premises any signs and advertising material which shall remain the property of the Lessee, which the Lessee may remove up the expiration of the Lease, provided that all damage caused is repaired and the premised left in good repair. All signs and location(s) are to be approved beforehand in writing by the Lessor (such consent not to be unreasonably withheld) and must conform with all municipal and local by-laws.

     (11) The Lessee may, at its own expense, subject to the written approval of the Lessor, install any fittings, fixtures and partitions that may be necessary for the operation of its business, from time to time during the lease term, provided that upon termination of the lease term or renewal thereof, the Lessee shall, at the option of the Lessor, restore the premises to its original condition, at no cost to the Lessor.

     (12) Acceptance of this offer, or any counter-offer, may be made by either party by telefax, or similar system reproducing the original, with the necessary signatures and initials. Such acceptance shall be deemed to be made when the telefax is received by the party, or his/her real estate agent or lawyer. The person sending such telefax shall immediately thereafter send, or deliver, the original to the receiver of the telefax.

(NOTE: This form must be initialled by all parties to the OFFER TO LEASE.)

                  (Signed)                                       (Signed)
      (Lessee) DELANO TECHNOLOGY CORP.                  (Lessor) MGI SOFTWARE CORP.

---------------------------------------------  ---------------------------------------------
                  (Lessee)                                       (Lessor)

                              SCHEDULE "A" PAGE 2

     (13) It is agreed and understood that all representations made by any party to this agreement are set out in this agreement, and that there are no other representations or agreements of any kind.

     (14) It is understood and agreed that the contract resulting from the acceptance of this offer shall be as expressly set out herein and in the schedules attached hereto and, except as expressly set out herein and in the attached schedules hereto, there are no collateral or other representations, warranties, conditions or agreements of the Lessor and none shall be implied.

     (15) The parties to this Agreement acknowledge that the real estate broker(s) so named in this offer has recommended that they obtain advice from their Legal counsel prior to signing this document. The parties further acknowledge that no information provided by such real estate broker(s) is to be construed as expert legal, tax or environmental advice.

     (16) The Lessee shall have the right to assign its interests under this lease to a limited company, partnership, or person. The lessee agrees to send written notice of his intention to assign to the Lessor and obtain the Lessor's written approval prior to an assignment. Such approval shall not be arbitrarily withheld or delayed.

     (17) The Lessee acknowledges that Goods and Services Tax (GST) will be collectable by the Lessor on the gross rent paid.

     (18) The Lessee shall be allowed to assign or sublease at any time or times, with the Lessor's prior written consent, such consent not to be unreasonably withheld.

     (19) This offer to lease is conditional for a period of 2 business days from the date latter of the (A) acceptance (B) upon receipt of the head lease in order for the Lessee to inspect and review the contents of the lease and find it satisfactory in its sole and absolute discretion. This condition is inserted for the sole benefit of the Lessee and may be waived by the Lessee in writing at any time prior to the end of this conditional period. If this condition is not waived in writing prior to the end of the conditional period this Offer To Lease shall become null and void and the deposit returned in full.

     (20) This Offer To Lease is further conditional for a period of 2 business days from the date of removal of the above stated condition (clause
          19), upon the Lessor obtaining written approval to assign and sublet the above stated premises in accordance with the terms of the head lease. If approval is not obtained within this time period than his Offer To Lease shall become null and void.

     (21) The Lessor agrees to deliver a copy of the head lease and all other agreements and or side agreements between MGI SOFTWARE INC. and J.B.G. HOLDINGS upon acceptance of this Offer To Lease.

     (22) Lessee shall abide by all terms of the head lease and no term in this offer to lease will breach this lease.

                       FOR USE IN THE PROVINCE OF ONTARIO

                                 OFFER TO LEASE
                                     (ICI)

TO JBG HOLDINGS Lessor (Landlord)

      I MGI SOFTWARE CORP. Lessee (Tenant) having inspected the premises or plans, hereby offer to lease through RE/MAX REALTRON REALTY INC. (Listing Broker) and MASON INTERNATIONAL INC. (Co-operating Broker) the premises known municipally as PART OF 40 WEST WILMOT STREET in the TOWN of RICHMOND HILL comprising 5,300 square feet, more or less for a term of FIVE (5) YEARS from
JANUARY 1, 1999 to DECEMBER 31, 2000 at a rental of           per annum payable
$          monthly, in advance, on the FIRST as per scheduled day of each month
during the said term. Cheque in the amount of $          as a deposit, payable
to the Listing Broker in trust for the Lessor submitted herewith to be held pending completion or other termination of this Agreement and is to be credited
on acc   --   FIRST AND LAST MONTH'S RENT, ADDITIONAL RENT, for first month AND
G.S.T.

      The lease shall be drawn by the Lessor and executed by the Lessee and the Lessor forthwith subject to adjustments as negotiated between the Lessor's and the Lessee's Solicitors, both acting reasonably.

      The premises is to be used for OFFICES

      IT IS UNDERSTOOD AND AGREED that

      SEE SCHEDULE "A" ATTACHED HERETO AND FORMING PART OF THIS OFFER TO LEASE.

      THIS OFFER shall be irrevocable by the Lessor until 5:00 (p.m.) on the
20th day of OCTOBER 19   --   after which time if not accepted, this offer shall
be null and void and all deposit monies paid by the Lessee hereunder    --   be
refunded without any interest or deduction whatsoever.

      It is further understood that all representations by the Lessor or any of his representatives, are set out in this Agreement.

      The heirs, executors, administrators, successors and assigns of the undersigned are bound by the terms hereof. This Agreement shall be read with such changes of gender or number as may be required by the context.

DATED at MARKHAM this 26TH day of OCTOBER 1995

SIGNED, SEALED AND DELIVERED                     IN WITNESS whereof I have hereunto set my
in the presence of                               hand and seal:
                                                 I have authority to bind the Company MGI
                                                 SOFTWARE CORP.

---------------------------------------------    per:        (Signed)        (Affix Seal) Oct. 26/95
                                                                  (Lessee)                  (Date)

---------------------------------------------    per:                        (Affix Seal)
                                                                  (Lessee)                   (Date)

      I hereby accept that above Offer and agree with the above named Listing Broker to pay in consideration of procuring this Offer a commission of AS PER M.L.S. AGREEMENT

      Any deposit in respect of any agreement shall first be applied to reduce the commission payable. Should such amounts paid to you from the deposit or by my solicitor not be sufficient, I shall be liable to pay to you, on demand, any deficiency in commission and taxes owing on such commission. All amounts set out as commission are to be paid plus applicable federal goods and services tax (G.S.T.) on such commission.

DATED at RICHMOND HILL this 27th day of OCTOBER 1995

SIGNED, SEALED and DELIVERED                     IN WITNESS whereof I have hereunto set my
in the presence of                               hand and seal;
                                                 I have authority to bind the Company J.B.G.
                                                 HOLDINGS

---------------------------------------------    per:         (Signed)         (Affix Seal) 27/10/95
                                                                  (Lessor)                   (Date)

---------------------------------------------    per:
                                                                  (Lessor)                   (Date)


--------------------------------------------------------------------------------

                           COMMISSION TRUST AGREEMENT

      The Listing Broker in consideration of the preparation and submission of this agreement, hereby declares that the right to commission, and all amounts payable or paid thereunder are held in trust by the Listing Broker for and on behalf of the Listing Broker and Co-Operating Broker as their interests may be.


      ---------------------------------------------    ---------------------------------------------
        (Listing Broker or Sales Representative)       (Co-Operating Broker or Sales Representative)

--------------------------------------------------------------------------------

                                ACKNOWLEDGEMENT

I THE UNDERSIGNED hereby acknowledge this        I THE UNDERSIGNED hereby acknowledge this
date having received my signed copy of this      date having received my signed copy of this
accepted Offer to Lease and authorize a copy     accepted Offer to Lease and authorize a copy
to be forwarded to my solicitor.                 to be forwarded to my solicitor.

---------------------------------------------    ---------------------------------------------
Lessor                              (Date)       Lessee                              (Date)

---------------------------------------------    ---------------------------------------------
Lessor                              (Date)       Lessee                              (Date)

---------------------------------------------    ---------------------------------------------
Lessor's Address                                 Lessee's Address

---------------------------------------------    ---------------------------------------------
                                    (Phone #)                                        (Phone #)

---------------------------------------------    ---------------------------------------------
Lessor's Solicitor                               Lessee's Solicitor

---------------------------------------------    ---------------------------------------------
Solicitor's Address                              Solicitor's Address

---------------------------------------------    ---------------------------------------------
                                    (Phone #)                                        (Phone #)

                                  SCHEDULE "A"

      Attached to and forming part of an offer to Lease between to Lease between JBG HOLDINGS, as Lessor an MGI SOFTWARE CORP., as Lessee

1.   UTILITIES

     The Lessee shall pay all hydro, and gas charges.

2.   ADDITIONAL RENT

     The Lessee shall pay its proportionate share of realty taxes, outside maintenance, building insurance, water, and management fee, currently estimated to be ( ) per square foot per annum, and to be adjusted according to actual costs.

3.   LESSEE'S IMPROVEMENTS AND ALTERATIONS

     The Lessee may make any necessary non-structural alterations and improvements to said premises, at its own expense, subject to the Lessor's consent, and such consent may not be unreasonably withheld or delayed. The Lessee may, however, make any necessary minor internal improvements to said premised, at its own expense, without the Lessor's consent.

4.   ACCESS

5.   SIGN

     The Lessee shall have the privilege to erect a sign on the exterior of the demised premises denoting its tenancy therein, such sign shall be subject to the approval of the Lessor, such approval shall not be unreasonably withheld and the sign shall conform to all governmental regulations governing signs.

6.   ASSIGN OR SUBJECT

     The Lessee may assign or sublet such premises, in whole or in part, with the Lessor's consent, such consent shall not be unreasonably withheld.

7.   OPTION TO RENEW

     Provided that the Lessee has not been in default herein, either in payment of rent observance of the covenants herein, and provided the Lessee shall give the Lessor six (6) months' notice in writing, the Lessee shall have the option to renew this Lease for a further term of five (5) years, at the same terms and conditions herein, save at except this renewal clause, and save and except rental amount, which shall be negotiated at the then market value, or prevailing rates, and failing agreement, rent amount to be determined by arbitration under the Ontario Arbitration Act.

8.   CONDITION OF MECHANICAL INSTALLATIONS

9.   RIGHT OF FIRST REFUSAL

     The Lessee shall have the right of first refusal to lease any space in the complex that becomes available during the said term of the Lease.

10. DEPOSIT CHEQUE

     The Lessee and the Lessor acknowledge and agree that the deposit cheque delivered herewith to the Agent shall not be deposited in the Agents' Trust Account until said Offer to Lease is accepted by both parties. Upon acceptance, the deposit cheque ill be deposited in an interest-bearing account with the interest accruing to the Lessee.

11. ACCEPTANCE BY TELEFAX

     Acceptance of this offer, or any counter-offer, amy be made by either party by telefax, or similar system reproducing the original, with the necessary signatures and initials. Such acceptance shall be deemed to be made when the telefax is received by the party, or his/her real estate agent or lawyer. The person pending such telefax shall immediately thereafter send, or deliver, the original to the receiver of the telefax.

12. SUB-AGENT

     The parties to this transaction hereby acknowledge that the Co-operating Broker has acted, and is acting, as sub-agent of the Lessor and will be compensated through the Listing Broker.

                                  SCHEDULE "B"

LESSOR: JBG HOLDINGS

LESSEE: MGI SOFTWARE CORPORATION

PROPERETY: 40 WEST WILMOT STREET, RICHMOND HILL

(1) NET LEASE:

     The rent herein shall be a net rental to the Lessor. In addition to the rent the Lessee shall pay his own business taxes, telephone expenses, related expenses and will provide their own contents and 3rd party insurance. The Lessee shall pay real estate taxes, maintenance, and building insurance (TMI).

     The parties acknowledge and agree that the cost for realty taxes, maintenance and building insurance together (TMI) for the available space under consideration is estimated to be approximately per square foot per annum for 1995 and shall be adjusted accordingly each year to reflect any increase/decrease in costs.

     The Lessee agrees to pay its proportion of the share of hydro, water, and utilities and may ask for copies of gross utilities twice a year to confirm their proportionate share.

(2) SCHEDULE OF NET RENTAL:

     Year 1
     Year 2          per sq ft per annum


     Year 3
     Year 4          per sq ft per annum
     Year 5

     NOTE:

     For purpose of net rental calculations, these figures are based on 5,300 square feet, more or less.

     ACCESS:

     This access period is for renovations and repairs only and any occupancy for the purpose for carrying on business shall not originate until post December 15, 1995. From the date of access by the Lessee, the Lessee shall be responsible for their proportionate share of common costs.

     The Lessee agrees to provide post-dated cheques for each 12 month period at the begining of each new year and starting January 1st, 1996.

     OCCUPANCY:

     The Lessor warrants that all heating, ventilation, air conditioning (HVAC System), electrical, mechanical, plumbing and sprinkler systems will be in good working condition at the date of official occupancy (January 1, 1996) by the Lessee.

     FINANCIAL STATUS:

     The Lessee agrees to confer and answer reasonable questions as deemed necessary by the Lessor as to the financial status of the Lessee.

                                          JBG HOLDINGS
                                          40 WEST WILMOT ST.
                                          RICHMOND HILL, ONT. L4B 1H8
                                          January 2, 1997

Mr. Joel Goldman
MGI Software Corp.
40 West Wilmot St., Suite 6
Richmond Hill, Ont. L4B 1H8

Dear Joel:

      This letter will summarize the terms of occupancy of units 8 and 9 at 40 West Wilmot St. This space was previously occupied by Electronics project management, who have agreed to the termination of their lease effective December 31, 1996 upon the payment by MGI of a relocation fee to EPM.

      As landlord, JBG Holdings has agreed to terminate its lease with EPM effective December 31, 1996. It will then enter into an agreement with MGI to lease the said space effective January 1, 1997, on the following terms: The base
rent will remain at           per square foot, triple net, with a lease
termination date set to coincide with the termination of the lease foe MGI's original space. Other terms and conditions are as per the original lease agreement.

      New rental invoices for the unit 8 & 9 space will be prepared effective January 1, 1997, with the standard first and last month's rent payable in advance.

      Please prepare and deliver to me, a copy of the proposed work for the stairwell joining the upper and lower levels of MGI's space. I understand that MGI will be retaining Besteight Construction to complete this work, which can begin upon receipt of the engineered plans.

Your truly,

JBG Holdings

(Signed)

Paul Greenhalgh

                                   AGREEMENT

Belwean JBL, HOLDINGS (LANDLORD) and MB7 SOFTWARE CAP/ (TENANT) for construction
of the    --   finishing of units 8 and 9 at 40 West Wilmot Street, Richmond
Hill, Ontario.

      Whereas Tenant currently occupies Unit 6 at 40 West Wilmot Street and requires additional space, and

      Whereas 1026059 Ontario Inc. (EAM) is a tenant at the building who occupies units 4 and 5, and whereas.

      The Tenant wishes to leave from the landlord this space occupied by EAM they (Tenant) have agreed to the following terms:

     (1) Construct finishing to Units 8 and 9 in the building at their own expense per the attached plans. Such cash will include all costs of construction, insurance liability, permits and fees but in all cases will include all costs associated with completion of units 8 and 9 to the satisfaction of EPM.

     (2)  Pay to EPM prior to their move from Units 4 and 5 to Units 8 and 9 the
          sum of           to cover the cost of the EPM relocation. EPM will
          agree to move upon payment of           as being inclusive of all
          cost.

     (3)  Enter into a lease with JBI Holdings for the lease of Units 4 and 5 at
          the rate of $          per sq. ft.    --   net payable monthly in
          advance. The lease matures on 31 December 2000 subject to any early
             --   clause as set out in the lease for Unit 6-7M1 as extra per landlord calculation.

     (4)  Provide JGB Holdings (landlord) with    --   from cell    --   working
          on the said units 8 and 9. MGI warrants that units 8 and 9 will be
          lien free at time of completion and    --   following occupancy as a
          result of such    --

     (5) MGI will begin paying rent to landlord for unit 4 and 5 at the time EPM relocates to that 8, 9 and begins paying rent in their units.

     (6)     --   landlord and its agent    --   from any liability that may
          accrue or costs associated with any delay in completion of the described work on with 8, 9.

     (7)  Provide the landlord with a building permit, engineered drawings and
             --   of all plans prior to the start of work.

     (8)  Provide landlord with a    --   for all aspects.
of construction at the completion of the work had in all cases prior to their occupancy of Units 4 and 5.

     (8) Enter into a formal agreement prepared by Landlords' lawyer reflecting these terms and any other reasonable term as Landlord may require.

        and Whereas the Landlord agrees as follows:

        (1) Tenants to allow MI,1 and their construction access to Units 8 or 9 during construction with proper insurance policy provided by MI,1.

        (2)  Allow MI,1 a relocation in that total rent for Units 4, 5 and 6 in
             the amount of           applicable to have and only, after
             accompany by EAM of Units 8 and 9 and commencement of payment by MI,1 of rent for Units 4 and 5, until the earlier of

             (A)  Termination of lease by either Landlord, a MI,1, or,

             (B)  May 31, 2001

             (C) The vacating of Units 8, 9 by EPM of the Expiry of their lease of March 31, 1998 or; unless occupied by MGI a new tenant and similar rent.

             (D) Clauses against the landlord by the Town for any deficiencies in the work performed, or

             (E) Claims against the Landlord by any of the Construction sub trades or employees on the construction who did work or delivered materials to the Unit 8 and 9 finishing job, or

             (F) Suspension of rent payments to the Landlord by EPM due to claims of deficiency in the work completed in Units 8, 9.

      Both the Landlord and Tenant agree to enter into a formal lease when prepared by the Landlords solicitor under terms and conditions similar to
   --   of lease for unit 6.

      Attachments include the Building Permit, plans for Electrical, Mechanical,
   --   as approved by the Town of Richmond Hill Building Dept.

      Agreement entered into and signed in triplicate in the Town of Richmond Hill, Province of Ontario on the 29th day of April 1996.

    ------------------------------    ------------------------------    ------------------------------
               (signed)                 Tenant MGI Software Corp.          Landlord JBG, Holdings,
               Witness                       by Joel Boldman                  by Paul Greenhalg